                       COHEN & STEERS REALTY SHARES, INC.

April 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2003. The net asset value at that date was $43.00. In addition, a distribution of $0.56 per share was declared for shareholders of record on March 20, 2003 and was paid on March 21, 2003.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 0.5%. This compares with the NAREIT Equity REIT Index's(a) total return of 0.7%.

    The recent quarter-end represents the third anniversary of the longest period in which REITs outperformed the broader stock market. They did so by a record margin, as shown in the following table.

                      ANNUALIZED TOTAL RETURN PERFORMANCE
                             Periods ended 3/31/03

                          NAREIT      S&P 500       NASDAQ
                          ------      -------       ------
1 year.................     -3.5%      -24.8%       -27.0%
2 years................      8.9%      -13.2%       -14.3%
3 years................     13.7%      -16.1%       -33.4%

    Despite the fact that the NAREIT index was up just 0.7% during the quarter, several underlying trends emerged that may portend changing leadership. As has been the case for several quarters, the total return leaders were the shopping center (8.3% total return), regional mall (7.0%), and industrial (2.7%) sectors. Laggards in the quarter once again included hotel (-20.5%) and apartment (-1.4%), but also included health care (-6.5%). During the month of March, changing trends were even more distinct as office was the single best performing sector, while health care was the worst.

    With respect to office stocks, we believe that their valuations and depressed level of share prices have influenced recent performance. Meanwhile, there continues to be a strong bid in the private market for quality office assets, which we believe supports our estimates of asset values. In addition, we are beginning to detect that vacancy rates are in the process of peaking in some important markets. With our predicted resumption of economic growth in the second half, that important indicator may actually improve very shortly.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

                       COHEN & STEERS REALTY SHARES, INC.

    We believe that the performance of the health care sector is the result of two factors. Foremost is that it appears that federal, state and local budget deficits are having a negative influence on reimbursement rates, thereby diminishing the profitability of facility operators and the growth prospects of the health care REITs. In addition, we suspect that investors may perceive the decline in interest rates -- which helped drive excellent returns from health care REITs over the past two years -- as beginning to reverse. During the quarter, we selectively reduced our health care weight, and we expect to continue to do so opportunistically going forward.

    As was the case with many sectors of the financial markets, REITs experienced volatility during the first three months of the year based on quickly changing expectations with respect to economic growth, interest rates and events leading up to the war in Iraq. REITs were also subject to some unique factors. Perhaps most significant were the varied interpretations and expectations of the Bush administration's proposal to eliminate the double taxation of corporate dividends. Since the proposal would not be a positive for REITs -- because REITs already don't pay taxes -- the market's initial reaction was that the proposal would have to be a negative. After some reflection, however, it has become clearer that the complexities of the proposed new rules make perceived advantages to non-REIT companies very hard to quantify and rely upon, perhaps even magnifying the benefits of the reliable, high dividend yields provided by REITs. Following the president's proposal, for example, two companies currently taxed as C corporations (Capital Trust and Catellus Corporation) announced their intentions to convert to REIT status, providing further evidence of REITs' continuing appeal.

    One issue that continues to be of paramount importance to investors in all asset classes is the future course of the U.S. economy. Once the Iraq war is behind us (and as long as there are no further geopolitical crises), the performance of stocks, bonds and real estate will depend entirely on a resumption of economic and job growth. Since fiscal and monetary policies could hardly be more accommodative than they are now, our assumption is that this stimulus will shortly work its way into the system and that the United States will be able to avert an economic crisis. Based upon the stock market's strong rally as the war began (with REITs fully participating), we suspect that investors are more confidently anticipating second half 2003 growth.

INVESTMENT OUTLOOK

    The investment performance of REITs over the past 18 months has marked a sharp change in attitudes of a broad range of investors. While we have never been proponents of analyzing funds' flows in order to gauge or predict investment performance, there is now convincing evidence that new sources of demand for REIT shares are having a strong influence on valuations. Emerging data suggest that significant capital is now flowing to the REIT industry, much of which we believe is permanent. This is in contrast to the late 1990s, when investor capital flowed into and out of the sector primarily as a result of changing price and profit momentum.

    Since Equity Office Properties became the first REIT to be added to the S&P 500 Index in October 2001, 17 other REITs have been added to this and two other major S&P indexes, creating demand for at least $3.6 billion

                       COHEN & STEERS REALTY SHARES, INC.

worth of shares from index funds. Once these shares are purchased, they remain in these funds, subject to fund inflows and outflows, unless the company is deleted from the index. Based on the market capitalization of REITs relative to the broader market, it is our belief that there will be a continual increase in the number of REITs being added to these indexes. An additional source of permanent demand for REIT shares is the growing number of closed-end mutual funds that invest exclusively in REITs. These funds have a fixed capital structure -- their shares trade on major stock exchanges, and they do not allow for redemptions or liquidation. Therefore, these funds must remain fully invested in REITs. Over $4 billion has been raised within this structure and we expect more new funds to be created in the near future.

    One further source of demand for REIT shares is an array of retirement accounts. Whereas during the 1990s less than 1% of retirement accounts (such as 401k plans) offered real estate options, it is now estimated that nearly 10% of such plans include REIT mutual funds in their menus. It is our understanding that this number is increasing steadily, with many prominent financial institutions recently adopting the REIT option. In addition, a growing number of financial planners and advisors have accepted REITs as an asset class that deserves representation in investor portfolios. While we cannot estimate what proportion of open-end mutual fund inflows are from such sources, we are confident that the combination of these accounts, along with numerous individuals and advisors who adhere to asset allocation models, will continue to make significant ongoing contributions to the REIT asset class. Over the past 18 months, over $3 billion of cash has flowed into open-end REIT mutual funds. REITs have also become a popular component of the real estate allocations of other retirement accounts such as defined benefit plans. Based on the readings from various institutional investment services, it is estimated that a further $4 billion has been committed to REITs over this same time frame.

    Finally, with share prices of some REITs trading well below net asset value, more and more companies are opting to repurchase their shares rather than make new investments. Indeed, because property prices have held up extremely well, many REITs have become net sellers of property, using the cash proceeds to retire debt, fund share repurchase and, in some cases, just sit on the cash in anticipation of future acquisition opportunities. We estimate that there have been over $1.5 billion of share repurchases over the past year and a half. Offsetting this is the issuance of approximately $6.5 billion of common equity by other REITs during the same period.

    Adding these flows together, as shown below, we estimate that $10.2 billion of incremental demand for REIT shares has been created. In relation to the $160 billion equity market capitalization of the equity REIT universe, of which a large percentage is held by insiders and founding families, we consider this to be a significant proportion. While it may be difficult to extrapolate this trend into the future, our belief is that the factors underlying this trend will remain prominent in the near future.

                       COHEN & STEERS REALTY SHARES, INC.

                         RECENT DEMAND FOR REIT SHARES

Index additions.................  $  3.6   billion
Closed-end funds................     4.2
Open-end funds..................     3.4
Defined benefit plans...........     4.0
Share repurchases...............     1.5
Equity issuance.................    (6.5)
                                  ------
NET DEMAND......................  $ 10.2   BILLION

    While the underlying demand for REITs may be substantial, the returns they generate will primarily be dependent on the course of real estate fundamentals. As we mentioned, a stronger economy that brings with it a resumption of job growth will be required in order for occupancies and rents to improve in almost every property type. In light of the economic stimulus currently in place and increased stimulus that may be provided by the tax reduction proposal now being considered by Congress, we believe it would be unprecedented if there were not a resumption of strong economic growth.

    Anticipating a strengthening economy, our investment strategy continues to emphasize the office, industrial and regional mall sectors. Despite headlines that suggest aggravated conditions in the office market, new construction has declined precipitously. This suggests to us that once demand begins to increase, both occupancies and rents will once again begin to grow. The industrial and mall sectors will also be direct beneficiaries of an improved economy. We have reduced our exposure to the health care sector due to its slower growth potential as well as its high sensitivity to interest rates. We remain cautious on the apartment sector due to a continued high level of construction, despite the decline in demand resulting from the strength of single-family housing.

    Irrespective of when economic growth finally accelerates, we believe the REIT industry overall remains extremely healthy, as it is strongly capitalized and generates cash flow comfortably in excess of current dividends. Despite a small handful of dividend cuts, 29 companies have already raised their dividend payouts this year. As dividends tend to drive REITs' long-term returns, these attractive dividend yields have the potential to make REITs even more popular with investors, especially in an environment where many analysts are lowering expectations for most other asset classes. Consequently, we expect REITs to remain an important and growing component of investors' portfolios.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                       COHEN & STEERS REALTY SHARES, INC.

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
EQUITIES                                             99.35%
    DIVERSIFIED                                       9.51%
         Crescent Real Estate Equities Co...................     2,214,200   $   31,840,196
         Vornado Realty Trust...............................     2,331,800       83,478,440
                                                                             --------------
                                                                                115,318,636
                                                                             --------------
    HEALTH CARE                                       1.75%
         Nationwide Health Properties.......................       477,500        6,135,875
         Ventas.............................................     1,305,100       15,139,160
                                                                             --------------
                                                                                 21,275,035
                                                                             --------------
    HOTEL                                             5.22%
         Host Marriott Corp.(a).............................     4,126,300       28,553,996
         Starwood Hotels & Resorts Worldwide................     1,457,900       34,683,441
                                                                             --------------
                                                                                 63,237,437
                                                                             --------------
    INDUSTRIAL                                       10.62%
         AMB Property Corp..................................       344,400        9,729,300
         Catellus Development Corp.(a)......................     1,675,100       35,177,100
         First Industrial Realty Trust......................       316,100        8,951,952
         ProLogis...........................................     2,957,100       74,873,772
                                                                             --------------
                                                                                128,732,124
                                                                             --------------
    OFFICE                                           26.07%
         Arden Realty.......................................     2,229,700       50,569,596
         Boston Properties..................................     1,996,600       75,671,140
         Brookfield Properties Corp.(b).....................     2,529,200       50,236,356
         CarrAmerica Realty Corp............................     1,049,200       26,597,220
         Equity Office Properties Trust.....................     1,887,599       48,039,394
         Highwoods Properties...............................       144,200        2,947,448
         Mack-Cali Realty Corp..............................       774,000       23,970,780
         Prentiss Properties Trust..........................       631,400       17,110,940
         SL Green Realty Corp...............................       686,900       20,991,664
                                                                             --------------
                                                                                316,134,538
                                                                             --------------

-------------------
(a) Nonincome producing security.

(b) Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the fund's position in Canadian dollars on March 31, 2003 was $73,827,348 based on an exchange rate of 1 Canadian dollar to 0.68046 U.S. dollars.

                       COHEN & STEERS REALTY SHARES, INC.

                           MARCH 31, 2003 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
    OFFICE/INDUSTRIAL                                 5.89%
         Kilroy Realty Corp.................................     1,071,700   $   23,684,570
         Liberty Property Trust.............................       668,900       20,936,570
         Reckson Associates Realty Corp.....................     1,425,700       26,803,160
                                                                             --------------
                                                                                 71,424,300
                                                                             --------------
    RESIDENTIAL                                      14.69%
      APARTMENT                                      13.68%
         Archstone-Smith Trust..............................     2,231,400       49,001,544
         AvalonBay Communities..............................     1,255,300       46,320,570
         BRE Properties.....................................       492,900       14,515,905
         Equity Residential.................................     1,251,800       30,130,826
         Essex Property Trust...............................       296,200       15,476,450
         Post Properties....................................       433,400       10,466,610
                                                                             --------------
                                                                                165,911,905
                                                                             --------------
      MANUFACTURED HOME                               1.01%
         Sun Communities....................................       342,200       12,250,760
                                                                             --------------
         TOTAL RESIDENTIAL..................................                    178,162,665
                                                                             --------------
    SELF STORAGE                                      1.72%
         Public Storage.....................................       687,900       20,843,370
                                                                             --------------
    SHOPPING CENTER                                  23.88%
      COMMUNITY CENTER                                3.35%
         Developers Diversified Realty Corp.................       546,800       13,205,220
         Federal Realty Investment Trust....................       614,000       18,647,180
         Pan Pacific Retail Properties......................       233,100        8,822,835
                                                                             --------------
                                                                                 40,675,235
                                                                             --------------

                       COHEN & STEERS REALTY SHARES, INC.

                           MARCH 31, 2003 (UNAUDITED)

                                                                 NUMBER
                                                                OF SHARES        VALUE
                                                               -----------   --------------
      REGIONAL MALL                                  20.53%
         CBL & Associates Properties........................       549,600   $   22,308,264
         General Growth Properties..........................       634,300       34,220,485
         Macerich Co........................................       747,000       23,664,960
         Mills Corp.........................................       827,700       25,824,240
         Rouse Co...........................................     1,853,500       64,038,425
         Simon Property Group...............................     1,911,700       68,496,211
         Taubman Centers....................................       607,200       10,340,616
                                                                             --------------
                                                                                248,893,201
                                                                             --------------
         TOTAL SHOPPING CENTER..............................                    289,568,436
                                                                             --------------
             TOTAL EQUITIES (Identified
                cost -- $1,087,103,393).....................                  1,204,696,541
                                                                             --------------

                                                                PRINCIPAL
                                                                 AMOUNT
                                                               -----------
COMMERCIAL PAPER                                       0.28%
         United Bank of Switzerland Financial, 1.28%, due
           04/01/2003
           (Identified cost -- $3,350,000)..................    $3,350,000        3,350,000
                                                                             --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,090,453,393) ..........................  99.63%                  1,208,046,541
OTHER ASSETS IN EXCESS OF LIABILITIES ...............  0.37%                      4,481,725
                                                     ------                  --------------
NET ASSETS (Equivalent to $43.00 per share based on
  28,200,192 shares of capital stock outstanding) .. 100.00%                 $1,212,528,266
                                                     ------                  --------------
                                                     ------                  --------------

                       COHEN & STEERS REALTY SHARES, INC.

                             FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2003 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                           ------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/2002..........                  $1,255,441,998            $43.34
    Net investment income................  $  15,704,441                    $ 0.56
    Net realized and unrealized loss on
       investments.......................    (11,684,325)                    (0.34)
    Distributions from net investment
       income............................    (15,677,252)                    (0.56)
                                                                            ------

    Capital stock transactions:
         Sold............................     54,772,003
         Distributions reinvested........     14,023,861
         Redeemed........................   (100,052,460)
                                           -------------
Net decrease in net asset value..........                     (42,913,732)            (0.34)
                                                           --------------            ------
End of period: 3/31/2003.................                  $1,212,528,266            $43.00
                                                           --------------            ------
                                                           --------------            ------

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED MARCH 31, 2003) (UNAUDITED)

 ONE YEAR                 FIVE YEARS                TEN YEARS                SINCE INCEPTION (7/2/91)
----------                ----------                ---------                ------------------------
   -4.59%                   3.37%                     8.76%                           11.56%

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

                       COHEN & STEERS REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
                EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                        COHEN & STEERS
               SPECIAL EQUITY FUND                                INTERNATIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

        COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                          KEY INFORMATION

Robert H. Steers                                INVESTMENT ADVISER
Director and chairman                           Cohen & Steers Capital Management, Inc.
                                                757 Third Avenue
Martin Cohen                                    New York, NY 10017
Director and president                          (212) 832-3232

Gregory C. Clark                                FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                        State Street Bank and Trust Company
                                                225 Franklin Street
Bonnie Cohen                                    Boston, MA 02110
Director
                                                TRANSFER AGENT
George Grossman                                 Boston Financial Data Services, Inc.
Director                                        Two Heritage Drive
                                                North Quincy, MA 02171
Richard J. Norman                               (800) 437-9912
Director
                                                LEGAL COUNSEL
Willard H. Smith Jr.                            Simpson Thacher & Bartlett
Director                                        425 Lexington Avenue
                                                New York, NY 10017
Adam Derechin
Vice president and assistant treasurer          DISTRIBUTOR
                                                Cohen & Steers Securities, LLC
Lawrence B. Stoller                             757 Third Avenue
Assistant secretary                             New York, NY 10017

                                                Nasdaq Symbol: CSRSX

                                                Web site: cohenandsteers.com

                                                Net asset value (NAV) can be found in
                                                the daily mutual fund listings in the
                                                financial section of most major
                                                newspapers under Cohen & Steers.

                                                This report is authorized for delivery
                                                only to shareholders of Cohen & Steers
                                                Realty Shares, Inc. unless accompanied
                                                or preceded by the delivery of a
                                                currently effective prospectus setting
                                                forth details of the fund. Past
                                                performance is of course no guarantee
                                                of future results and your investment
                                                may be worth more or less at the time
                                                you sell.


COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017



                       COHEN & STEERS
                        REALTY SHARES



                       ---------------

                       QUARTERLY REPORT

                        MARCH 31, 2003